Janus Aspen Series

Balanced Portfolio

Enterprise Portfolio

Flexible Bond Portfolio

Forty Portfolio

Global Allocation Portfolio – Moderate

Global Bond Portfolio

Global Research Portfolio

Global Technology Portfolio

Global Unconstrained Bond Portfolio

Janus Aspen INTECH U.S. Low Volatility Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio

Janus Portfolio

Overseas Portfolio

(collectively, the “Portfolios”)

Supplement dated October 11, 2016

to Currently Effective Prospectuses

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolios (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Portfolios and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”), the subadvisers to certain of the Portfolios. As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolios (the “Trustees”) will consider new advisory agreements with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolios’ shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Please retain this Supplement with your records.